GUIDESTONE FUNDS
Supplement dated September 30, 2025
to
Prospectus and Summary Prospectus each dated May 1, 2025,
for the Medium-Duration Bond Fund, Defensive Market Strategies® Fund, Small Cap Equity Fund
and International Equity Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
I.  PORTFOLIO MANAGER UPDATE FOR THE MEDIUM-DURATION BOND FUND
Effective July 29, 2025, Ashish Shah, Managing Director and Chief Investment Officer of Goldman Sachs Asset Management, L.P. (“GSAM”), no longer serves as a portfolio manager for GSAM’s assigned portion of the Medium-Duration Bond Fund. All references to Mr. Shah are deleted in their entirety.
II. PORTFOLIO MANAGER UPDATE FOR THE DEFENSIVE MARKET STRATEGIES® FUND
Effective July 1, 2025, Thomas Whitley, Senior Vice President and Portfolio Manager of Shenkman Capital Management, Inc. (“Shenkman”), began serving as a portfolio manager to the firm’s assigned portion of the Defensive Market Strategies® Fund (“DMSF”).
In the section “Sub-Advisers and Portfolio Managers" for the DMSF, on page 110, the disclosure for Shenkman is deleted in its entirety and replaced with the following:

Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager	Since July 2015
Jeffrey Gallo Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager	Since July 2022
Mark R. Shenkman President	Since September 2011
Justin W. Slatky Executive Vice President and Chief Investment Officer	Since October 2016
Thomas Whitley Senior Vice President and Portfolio Manager	Since July 2025
i

Under the heading “Sub-Advisers” for the DMSF, beginning on page 220, the disclosure for Shenkman is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc. (“Shenkman”), 151 West 42nd Street, 29th Floor, New York, New York 10036: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President. Since its inception, Shenkman’s business has been focused on researching and investing across the entire capital structure of highly leveraged companies through in-depth, bottom-up, fundamental credit analysis. As of June 30, 2025, the firm had assets under management of approximately $36.6 billion, which includes $3.3 billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Justin W. Slatky, Executive Vice President and Chief Investment Officer, is responsible for setting strategies and direction with respect to the firm’s investment-related activities. Mr. Shenkman has ultimate responsibility with respect to the firm’s operations, including its strategic direction, client relationships and investment program. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Defensive Market Strategies Fund assigned to Shenkman is conducted by Jordan Barrow, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager, Jeffrey Gallo, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager, and Thomas Whitley, Senior Vice President and Portfolio Manager. Messrs. Slatky, Barrow, Gallo and Whitley have all been with the firm for more than five years.
III.  SUB-ADVISER CHANGE OF CONTROL FOR THE SMALL CAP EQUITY FUND
Effective on or about November 1, 2025, or as soon as practicable thereafter, Nomura Holding America Inc. is expected to acquire the U.S. and European public investments asset management business of Macquarie Asset Management, which includes Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust. Upon the closing of the acquisition, it is expected that DIFA’s name will be updated to Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust. No material changes to the nature, extent or quality of the sub-advisory services that DIFA, to be NIFA, provides to the Small Cap Equity Fund (“SCEF”) are anticipated as a result of the acquisition.
In the section “Sub-Advisers and Portfolio Managers” for the SCEF, beginning on page 160, the disclosure for DIFA is deleted in its entirety and replaced with the following:

Nomura Investments Fund Advisers[1]
Christopher S. Adams, CFA Managing Director and Senior Portfolio Manager – U.S. Core Equity	Since September 2018
Michael S. Morris, CFA Managing Director and Senior Portfolio Manager – U.S. Core Equity	Since September 2018
Donald G. Padilla, CFA Managing Director and Senior Portfolio Manager – U.S. Core Equity	Since September 2018
David E. Reidinger Managing Director and Head of U.S. Core Equity	Since September 2018
Christina Van Het Hoen Senior Vice President and Portfolio Manager – U.S. Core Equity	Since July 2024
(1)
Formerly known as Delaware Investments Fund Advisers ("DIFA"). Service includes tenure with DIFA.

Under the heading “Sub-Advisers” for the SCEF, beginning on page 225, the disclosure for DIFA is deleted in its entirety and replaced with the following:
Nomura Investments Fund Advisers (“NIFA”), 100 Independence, 610 Market Street, Philadelphia, Pennsylvania, 19106: NIFA is a series of Nomura Investment Management Business Trust (“NIMBT”), a Delaware statutory trust which is registered with the SEC as an investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which include NIMBT and its NIFA series. The Core Equity Team manages the firm's assigned portion of the Small Cap Equity Fund. The team is led by David E. Reidinger, Managing Director and Head of U.S. Core Equity. The other members of the team are Christopher S. Adams, CFA, Michael S. Morris, CFA, Donald G. Padilla, CFA, and Christina Van Het Hoen. Messrs. Adams, Morris and Padilla, who each hold the title of Managing Director and Senior Portfolio Manager - U.S. Core Equity, have each served as portfolio managers of the firm for at least five years. Ms. Van Het Hoen holds the title of Senior Vice President and Portfolio Manager - U.S. Core Equity, and began servicing as portfolio manager for the Small Cap Equity Fund in July 2024. Ms. Van Het Hoen joined NIFA (f/k/a Delaware Investments Fund Advisers) in July 2021 as a Vice President and Senior Equity Analyst, and prior to NIFA, she was a Fixed Income Associate at Capital Group, where she served for more than five years.
IV.  PORTFOLIO MANAGER UPDATES FOR THE SMALL CAP EQUITY FUND
Effective July 1, 2025, Greg J. Vasse, Partner and Portfolio Manager/Analyst of TimesSquare Capital Management, LLC (“TSCM”), began serving as a portfolio manager to the firm’s assigned portion of the SCEF.
In addition, effective March 31, 2026, Kenneth Duca, CFA, Partner and Portfolio Manager/Analyst, will retire and will no longer serve as a portfolio manager for TSCM. Upon retirement, all references to Mr. Duca will be deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the SCEF, beginning on page 160, the disclosure for TSCM is deleted in its entirety and replaced with the following:

TimesSquare Capital Management, LLC
Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA(1) Partner and Portfolio Manager/Analyst	Since December 2007
David Ferriero, Ph.D. Partner and Portfolio Manager/Analyst	Since May 2024
Greg J. Vasse Partner and Portfolio Manager/Analyst	Since July 2025

(1) Effective March 31, 2026, Kenneth Duca, CFA, will retire and will no longer serve as a portfolio manager to the SCEF.

Under the heading “Sub-Advisers” for the SCEF, beginning on page 225, the disclosure for TSCM is deleted in its entirety and replaced with the following:
TimesSquare Capital Management, LLC (“TSCM”), 75 Rockefeller Plaza, 30th Floor, New York, New York 10019: TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of approximately $8.4 billion as of June 30, 2025. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, Kenneth Duca, CFA, Partner and Portfolio Manager/Analyst (who is expected to retire effective March 31, 2026), David Ferriero, Ph.D., Partner and Portfolio Manager/Analyst, and Greg J. Vasse, Partner and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. Both Messrs. Babyak and Duca have been with TSCM for over 20 years and have over 30 years of investment experience. Dr. Ferriero has been with TSCM for nine years and has 18 years of investment experience. Mr. Vasse has been with TSCM for 17 years and has 21 years of investment experience.
V.  PORTFOLIO MANAGER UPDATE FOR THE INTERNATIONAL EQUITY FUND
Effective June 30, 2026, Daniel Ling, Investment Officer of MFS Institutional Advisors, Inc. (“MFSI”), will retire and will no longer serve as a portfolio manager to MFSI’s assigned portion of the International Equity Fund. Upon retirement, all references to Mr. Ling will be deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE